UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 7, 2010

PRIMORIS SERVICES CORPORATION

(Exact name of registrant as specified in charter)

Delaware	001-34145	20-4743916
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26000 Commercentre Drive, Lake Forest, CA	92630
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (949) 598-9242

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On September 7, 2010, Primoris Services Corporation entered into a Rule 10b5-1 trading plan with CJS Securities, Inc. to facilitate the repurchase of its common stock purchase warrants utilizing gross proceeds of up to $2,000,000 (the “Trading Plan”).

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Purchase Trading Plan Agreement by and between Primoris Services Corporation and CJS Securities, Inc. dated September 7, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 7, 2010	PRIMORIS SERVICES CORPORATION

	By:	/s/ Peter J. Moerbeek
		Name:	Peter J. Moerbeek
		Title:	Executive Vice President, Chief Financial Officer

Exhibit Index

Exhibit No.	Description

10.1	Purchase Trading Plan Agreement by and between Primoris Services Corporation and CJS Securities, Inc. dated September 7, 2010.